AMENDMENT NO.2

TO EMPLOYEMENT AGREEMENT BETWEEN

CHECKERS DRIVE-IN RESTAURANTS, INC., A DELAWARE

CORPORATION AND ADAM NOYES

THE HEREIN AGREEMENT hereby modifies that certain Employment Agreement by and between Checkers Drive-In Restaurants, Inc. (“Checkers”), and Adam Noyes (the “Executive”) dated September 19, 2003, as follows:

1)	Effective September 15, 2005 the Annual Salary under Paragraph 3.1 of the Employee Agreement is increased to TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS ($225,000.00) annually.

2)	The first renewal option under the Employment Agreement is acknowledged to have been validly exercised by Checkers.

3)	Except for the specific modifications hereto, the parties hereto mutually affirm all the other terms of the Employment Agreement dated September 19, 2003, remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 13th day of October, 2005.

Checkers Drive-In Restaurants, Inc., a Delaware Corporation

/s/ Peter O’ Hara
Peter O’ Hara, Chairman of the Board of Directors

EXECUTIVE

/s/ Adam Noyes
Adam Noyes